Exhibit 99.1

Accrued Interest Date:                                Collection Period Ending:
27-Feb-06                                                             28-Feb-06
Distribution Date:       BMW VEHICLE OWNER TRUST 2004-A                Period #
                         ------------------------------
27-Mar-06                                                                    22

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
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Balances
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                                                                  Initial      Period End
   Receivables                                             $1,500,120,934    $542,118,401
   Reserve Account                                             $9,683,915      $9,425,700
   Yield Supplement Overcollateralization                     $10,287,158      $3,506,221
   Class A-1 Notes                                           $313,000,000              $0
   Class A-2 Notes                                           $417,000,000              $0
   Class A-3 Notes                                           $470,000,000    $248,778,405
   Class A-4 Notes                                           $256,312,000    $256,312,000
   Class B Notes                                              $33,521,000     $33,521,000

Current Collection Period
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   Beginning Receivables Outstanding                         $572,075,340
   Calculation of Total Distribution Amount
     Regular Principal Distributable Amount
        Receipts of Scheduled Principal                       $18,622,114
        Receipts of Pre-Paid Principal                        $10,936,357
        Liquidation Proceeds                                     $307,998
        Principal Balance Allocable to Gross Charge-offs          $90,470
     Total Receipts of Principal                              $29,956,939

     Interest Distribution Amount
        Receipts of Interest                                   $2,107,891
        Servicer Advances                                         $84,430
        Reimbursement of Previous Servicer Advances                    $0
        Accrued Interest on Purchased Receivables                      $0
        Recoveries                                                $86,295
        Net Investment Earnings                                   $31,588
     Total Receipts of Interest                                $2,310,204

     Release from Reserve Account                                      $0

   Total Distribution Amount                                  $32,176,673

   Ending Receivables Outstanding                            $542,118,401

Servicer Advance Amounts
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   Beginning Period Unreimbursed Previous Servicer Advance       $375,105
   Current Period Servicer Advance                                $84,430
   Current Reimbursement of Previous Servicer Advance                  $0
   Ending Period Unreimbursed Previous Servicer Advances         $459,535

Collection Account
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   Deposits to Collection Account                             $32,176,673
   Withdrawals from Collection Account
     Servicing Fees                                              $476,729
     Class A Noteholder Interest Distribution                  $1,328,799
     First Priority Principal Distribution                             $0
     Class B Noteholder Interest Distribution                     $98,328
     Regular Principal Distribution                           $29,724,419
     Reserve Account Deposit                                           $0
     Unpaid Trustee Fees                                               $0
     Excess Funds Released to Depositor                          $548,397
   Total Distributions from Collection Account                $32,176,673

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Excess Funds Released to the Depositor
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     Release from Reserve Account                                $520,177
     Release from Collection Account                             $548,397
   Total Excess Funds Released to the Depositor                $1,068,575

Note Distribution Account
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   Amount Deposited from the Collection Account               $31,151,546
   Amount Deposited from the Reserve Account                           $0
   Amount Paid to Noteholders                                 $31,151,546

Distributions
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   Monthly Principal Distributable Amount                 Current Payment  Ending Balance  Per $1,000     Factor
   Class A-1 Notes                                                     $0              $0       $0.00      0.00%
   Class A-2 Notes                                                     $0              $0       $0.00      0.00%
   Class A-3 Notes                                            $29,724,419    $248,778,405      $63.24     52.93%
   Class A-4 Notes                                                     $0    $256,312,000       $0.00    100.00%
   Class B Notes                                                       $0     $33,521,000       $0.00    100.00%

   Interest Distributable Amount                          Current Payment      Per $1,000
   Class A-1 Notes                                                     $0           $0.00
   Class A-2 Notes                                                     $0           $0.00
   Class A-3 Notes                                               $619,669           $1.32
   Class A-4 Notes                                               $709,130           $2.77
   Class B Notes                                                  $98,328           $2.93



Carryover Shortfalls
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                                                   Prior Period Carryover Current Payment  Per $1,000
   Class A-1 Interest Carryover Shortfall                              $0              $0          $0
   Class A-2 Interest Carryover Shortfall                              $0              $0          $0
   Class A-3 Interest Carryover Shortfall                              $0              $0          $0
   Class A-4 Interest Carryover Shortfall                              $0              $0          $0
   Class B Interest Carryover Shortfall                                $0              $0          $0


Receivables Data
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                                                         Beginning Period   Ending Period
   Number of Contracts                                             40,771          39,454
   Weighted Average Remaining Term                                  30.64           29.81
   Weighted Average Annual Percentage Rate                          4.63%           4.62%

   Delinquencies Aging Profile End of Period                Dollar Amount      Percentage
     Current                                                 $490,666,701          90.51%
     1-29 days                                                $41,539,571           7.66%
     30-59 days                                                $7,169,014           1.32%
     60-89 days                                                $1,484,645           0.27%
     90-119 days                                                 $481,937           0.09%
     120-149 days                                                $776,535           0.14%
     Total                                                   $542,118,401         100.00%
     Delinquent Receivables +30 days past due                  $9,912,130           1.83%

   Write-offs
     Gross Principal Write-Offs for Current Period                $90,470
     Recoveries for Current Period                                $86,295
     Net Write-Offs for Current Period                             $4,175

     Cumulative Realized Losses                                $4,785,394


   Repossessions                                            Dollar Amount           Units
     Beginning Period Repossessed Receivables Balance          $1,421,330              76
     Ending Period Repossessed Receivables Balance             $1,262,687              71
     Principal Balance of 90+ Day Repossessed Vehicles           $250,766              13



Yield Supplement Overcollateralization
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   Beginning Period Required Amount                            $3,738,740
   Beginning Period Amount                                     $3,738,740
   Ending Period Required Amount                               $3,506,221
   Current Period Release                                        $232,520
   Ending Period Amount                                        $3,506,221
   Next Distribution Date Required Amount                      $3,281,217

Reserve Account
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   Beginning Period Required Amount                            $9,945,877
   Beginning Period Amount                                     $9,945,877
   Net Investment Earnings                                        $31,588
   Current Period Deposit                                              $0
   Current Period Release to Collection Account                        $0
   Current Period Release to Depositor                           $520,177
   Ending Period Required Amount                               $9,425,700
   Ending Period Amount                                        $9,425,700


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